Exhibit B

HOLOBEAM, INC.
Form 10Q
MARCH 31, 2006
Section 906 Certification


Certification of Principal Executive Officer pursuant to 18 U.S.C.,
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-
Oxley Act of 2002.

In connection with the Amended Quarterly Report of Holobeam, Inc. (The Registrant) on Form 10Q for the period ended March
31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Melvin S. Cook, Chairman and President of the Registrant, certify pursuant to 18 U.S.C., Sec.1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


(1)	The Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in
all respects, the financial condition and results of operations of the Registrant.



/s/ Melvin S. Cook
MELVIN S. COOK
CHAIRMAN AND PRESIDENT
May 12, 2006


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Exhibit B

HOLOBEAM, INC.
Form 10Q/A No. 1
March 31, 2006
Section 906 Certification


Certification of Chief Financial Officer pursuant to 18 U.S.C.,
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-
Oxley Act of 2002.

In connection with the Amended Quarterly Report of Holobeam, Inc. (The Registrant) on Form 10Q for the period ended March
31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Ralph A. Fredericks, Treasurer of the Registrant, certify pursuant to 18 U.S.C., Sec. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in
all respects, the financial condition and results of operations of the Registrant.




/s/ Ralph A. Fredericks
RALPH A. FREDERICKS
TREASURER
May 12, 2006


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